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                              RSI RETIREMENT TRUST
                        SUPPLEMENT DATED MARCH 14, 2000
                      TO PROSPECTUS DATED JANUARY 28, 2000

    At a meeting held on January 27, 2000, the Board of Trustees of RSI Retirement Trust (the "Trust") approved of the replacement, effective April 3, 2000, of the custodian of the assets of the Short-Term Investment Fund, the Intermediate-Term Bond Fund, the Actively Managed Bond Fund and the International Bond Fund. Custodial Trust Company, currently custodian of the assets of the Core Equity Fund, the Emerging Growth Equity Fund and the Value Equity Fund, will assume responsibility as custodian of all Trust assets.

    As a result of the foregoing, effective April 3, 2000, the first paragraph on page 31 of the Prospectus, entitled "Custodian," is replaced by the following paragraph: "Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231, acts as custodian of the assets of the Trust."